EXHIBIT INDEX
                             -------------

Exhibit No.                      Title                             Page
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 2.               Plan of Acquisition, Reorganization,
                  Arrangement, Liquidation or Succession

     A.            Agreement and Plan of Merger dated
                   January 6, 1997, by and among Dynamet
                   Incorporated, Shareholders of Dynamet
                   Incorporated and Carpenter is
                   incorporated herein by reference to
                   Exhibit 1 to Carpenter's Current
                   Report on Form 8-K filed on
                   March 27, 1997.

 3.               Articles of Incorporation and By-Laws

     A.            Restated Certificate of Incorporation
                   is incorporated herein by reference
                   to Exhibit 3A of Carpenter's 1987
                   Annual Report on Form 10-K.

     B. By-Laws, amended as of December 5, 1996, are incorporated herein by reference to
                   Exhibit 3B of Carpenter's 1996 Annual
                   Report on Form 10-K and to Exhibit 3 of
                   Carpenter's Form 10-Q Quarterly Report
                   for the quarter ended December 31, 1996.

 4.               Instruments Defining Rights of Security
                  Holders, Including Indentures

     A.            Restated Certificate of Incorporation
                   and By-Laws set forth in Exhibit Nos.
                   3A and 3B, above.

     B.            Rights Agreement relating to Rights
                   distributed to holders of Carpenter's
                   Stock, amended as of April 23, 1996,
                   is incorporated by reference to
                   Carpenter's Current Report on Form 8-K
                   filed May 3, 1996.

     C.            Section 5.8 of the Note Agreement dated           E-7
                   August 1, 1988 with respect to the
                   issuance of $9,000,000 9.89% Senior
                   Notes, Series A due August 23, 1994 and
                   $21,000,000 10.45% Senior Notes,
                   Series B due May 15, 1999 by and among
                   Carpenter and certain financial institu-tions identified therein which impose certain restrictions on dividend payments by Carpenter, the relevant portions of which are attached hereto.

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     D.            Certificate of Designation, Preferences
                   and Rights of the Series A Convertible
                   Preferred Stock is incorporated herein
                   by reference to Exhibit No. 3.1 to
                   Carpenter's Form 8-K Current Report dated
                   September 6, 1991.

     E.            Indenture related to Carpenter's
                   $100,000,000 of 9.0% Sinking Fund
                   Debentures due 2022 is incorporated
                   herein by reference to Exhibit No. 4A
                   to Carpenter's Form 10-Q Quarterly
                   Report for the quarter ended March 31,
                   1992.

     F.            Carpenter's Registration Statement
                   No. 33-51613, as filed on Form S-3 on
                   January 6, 1994, with respect to its
                   Medium Term Note Program for issuance
                   of unsecured debt up to $100,000,000
                   and the Prospectus and Prospectus
                   Supplement, both dated and filed
                   June 14, 1994, with respect thereto
                   are incorporated by reference.

     G.            Indenture dated January 12, 1994,
                   between Carpenter and Morgan Guaranty
                   Trust Company of New York, as Trustee,
                   related to Carpenter's $100,000,000 of
                   unsecured medium term notes registered
                   under Registration No. 33-51613 is
                   incorporated by reference to Carpenter's
                   Report on Form 10-Q for the quarterly
                   period ended December 31, 1993.

     H.            Carpenter's Registration Statement
                   No. 33-54045 as filed on Form S-8 on
                   June 8, 1994, with respect to its
                   Stock-Based Incentive Compensation
                   Plan is incorporated by reference.

     I.            Pricing Supplements Nos. 1 and 2, dated
                   August 8, 1994, as filed on August 9,
                   1994, to Registration No. 33-51613 with
                   respect to issuance of $15,000,000 of
                   debt under Carpenter's $100,000,000
                   Medium Term Note Program is incorporated by reference.

     J.            Pricing Supplements Nos. 3 and 4,
                   dated September 12, 1994, as filed on
                   September 13, 1994 to Registration
                   No. 33-51613 with respect to issuance of $15,000,000 of debt under Carpenter's
                   $100,000,000 Medium Term Note Program
                   is incorporated by reference.

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     K.            Pricing Supplement No. 5 dated September 21,
                   1994 as filed on September 22, 1994 to
                   Registration No. 33-51613 with respect to the issuance of $10,000,000 of debt under Carpenter's $100,000,000 Medium Term Note Program is incorporated by reference.

     L. Pricing Supplement No. 6 dated October 5, 1994 as filed on October 6, 1994 to Registration No. 33-51613 with respect to issuance of $10,000,000 of debt under Carpenter's $100,000,000 Medium Term Note Program is incorporated by reference.

     M. Pricing Supplements Nos. 7 and 8 dated June 15, 1995 as filed on June 19, 1995 to Registration No. 33-51613 with respect to issuance of $30,000,000 of debt under Carpenter's $100,000,000 Medium Term
                   Note Program is incorporated by reference.

10.               Material Contracts

     A. Supplemental Retirement Plan for Executive Officers, amended as of April 23, 1996, is incorporated herein by reference to Exhibit No. 10A to Carpenter's 1996 Annual Report on Form 10-K.

     B.            Management and Officers Capital Appre-
                   ciation Plan, an Incentive Stock Option
                   Plan, amended as of August 9, 1990, is
                   incorporated herein by reference to
                   Exhibit No. 10B to Carpenter's 1990
                   Annual Report on Form 10-K.

     C.            Incentive Stock Option Plan for
                   Officers and Key Employees, amended
                   as of August 9, 1990, is incorporated
                   herein by reference to Exhibit No. 10C
                   to the Company's 1990 Annual Report on
                   Form 10-K.

     D. Directors Retirement Plan is incorporated herein by reference to Exhibit No. 10E to Carpenter's 1983 Annual Report on Form
                   10-K.

     E.            Deferred Compensation Plan for
                   Nonmanagement Directors of Carpenter
                   Technology Corporation, amended as of
                   December 7, 1995, is incorporated
                   herein by reference to Exhibit No. 10E
                   to Carpenter's 1996 Annual Report on
                   Form 10-K.

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     F.            Deferred Compensation Plan for Corporate        E-9
                   and Division Officers of Carpenter
                   Technology Corporation, amended as of
                   April 1, 1997, in the form attached
                   hereto.

     G.            Executive Annual Compensation Plan,             E-20
                   amended as of July 1, 1997, in the
                   form attached hereto.

     H.            Non-Qualified Stock Option Plan For
                   Non-Employee Directors, as amended, is
                   incorporated herein by reference to
                   Appendix A of Carpenter's 1997 Proxy
                   Statement.

     I.            Officers' Supplemental Retirement Plan
                   of Carpenter Technology Corporation is
                   incorporated herein by reference to
                   Exhibit 10I to Carpenter's 1990 Annual
                   Report on Form 10-K.

     J.            Trust Agreement between Carpenter and           E-28
                   the Chase Manhattan Bank, N.A., dated
                   September 11, 1990 as amended and
                   restated on May 1, 1997, in the form
                   attached hereto, relating in part to the Supplemental Retirement Plan for Executive
                   Officers, Deferred Compensation Plan for
                   Corporate and Division Officers and the
                   Officers' Supplemental Retirement Plan of
                   Carpenter Technology Corporation set
                   forth in Exhibits 10A, 10F and 10I above.

     K.            Carpenter Technology Corporation
                   Employee Stock Ownership Plan, effective as of September 6, 1991, is incorporated herein by reference to Exhibit No. 10.1 to Carpenter's Form 8-K Current Report dated September 6, 1991.

     L. Carpenter Technology Corporation Employee Stock Ownership Plan Trust Agreement dated September 6, 1991, between
                   Carpenter and State Street Bank and Trust
                   Company, not in its individual capacity, but solely in its capacity as the Trustee, is incorporated herein by reference to Exhibit No. 10.2 to Carpenter's Form
                   8-K Current Report dated September 6,
                   1991.


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     M.            Stock Purchase Agreement dated
                   September 6, 1991, between Carpenter
                   and State Street Bank and Trust Company, not in its individual capacity, but solely in its capacity as the Trustee, is incorporated herein by reference to Exhibit No. 10.3 to Carpenter's
                   Form 8-K Current Report dated
                   September 6, 1991.

     N.            Stock Subscription and Investment               E-55
                   Agreement as amended and restated
                   effective January 1, 1997, by and
                   among Walsin Lihwa Corporation and
                   Carpenter in the form attached
                   hereto.

     O.            Indemnification Agreements, entered
                   into between Carpenter and each of the
                   directors and the following executive
                   officers: Robert W. Cardy, Dennis M.
                   Draeger, G. Walton Cottrell, Nicholas F.
                   Fiore, Robert W. Lodge and John R. Welty are incorporated by reference to the form attached to Carpenter's 1993 Form 10-K.

     P.            Stock-Based Incentive Compensation Plan
                   for Officers and Key Employees, amended
                   as of June 27, 1996, is incorporated
                   herein by reference to Appendix A to
                   the 1996 Proxy Statement.

     Q.            Stock Purchase Agreement dated
                   July 28, 1993, between Carpenter
                   Technology Corporation, Carpenter
                   Investments, Inc. and the shareholders
                   of Aceros Fortuna, S.A. de C.V. and
                   Movilidad Moderna, S.A. de C.V. with
                   respect to the purchase of all the
                   capital stock of Aceros Fortuna and
                   Movilidad Moderna is incorporated by
                   reference to Exhibit 1 to Carpenter's
                   Form 8-K Current Report dated
                   July 28, 1993.

     R.            Distribution Agreement dated
                   January 12, 1994 among Carpenter,
                   CS First Boston Corporation and
                   J.P. Morgan Securities Inc. is
                   incorporated by reference to
                   Exhibit 1 to Carpenter's
                   Registration Statement No. 33-51613.




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     S.            Special Severance Agreements entered
                   into between Carpenter and each of
                   the following executive officers:
                   Robert W. Cardy, Dennis M. Draeger,
                   G. Walton Cottrell, Nicholas F. Fiore,
                   Robert W. Lodge, and John R. Welty
                   are incorporated herein by reference
                   to the form attached to Carpenter's
                   1995 Form 10-K.

     T.            Trust Agreement between Carpenter               E-83
                   and the Chase Manhattan Bank, N.A.,
                   dated December 7, 1990 as amended and
                   restated on May 1, 1997, in the form
                   attached hereto, relating in part to
                   the Directors' Retirement Plan and
                   the Deferred Compensation Plan for
                   Nonmanagement Directors set forth in
                   Exhibits 10D and 10E above.

11.               Statement re Computation of Per Share            E-108
                  Earnings

12.               Statement re Computations of Ratios              E-110

23.               Consent of Experts and Counsel                   E-111
                  Consent of Independent Accountants

24.               Powers of Attorney                               E-112

                   Powers of Attorney in favor of
                   G. Walton Cottrell or John R. Welty.

27.               Financial Data Schedule                          E-127

99.               Additional Exhibits

                   1997 Proxy Statement, submitted to the
                   SEC via Edgar





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